Exhibit 99.2

Franklin Street Properties Corp. Supplemental Operating & Financial Data 401 Edgewater Place ~Wakefield, MA 01880 781.557.1300.~ www.fspreit.com

Third Quarter 2023 Table of Contents

	Page		Page

Company Information	3	Tenant Analysis and Leasing Activity
		Tenants by Industry	17
Key Financial Data		20 Largest Tenants with Annualized Rent and Remaining Term	18-19
Financial Highlights	4	Leasing Activity	20
Income Statements	5	Lease Expirations by Square Feet	21
Balance Sheets	6	Lease Expirations with Annualized Rent per Square Foot	22
Cash Flow Statements	7	Capital Expenditures	23
Property Net Operating Income (NOI)	8

Reconciliation		Disposition Activity	24
FFO & AFFO	9
EBITDA	10	Loan Portfolio of Secured Real Estate	25
Property NOI	11
		Net Asset Value Components	26
Debt Summary	12
		Appendix: Non-GAAP Financial Measures Definitions
Capital Analysis	13	FFO	27
		EBITDA and NOI	28
Owned and Consolidated Portfolio Overview	14-16	AFFO	29

All financial information contained in this supplemental information package is unaudited.  In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws.  Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved.  Factors that could cause actual results to differ materially from FSP’s current expectations include adverse changes in general economic or local market conditions, including as a result of geopolitical events, increasing inflation, the COVID-19 pandemic and other potential infectious disease outbreaks and terrorist attacks or other acts of violence, which may negatively affect the markets in which we and our tenants operate, our inability to extend and/or refinance our debt or effect asset sales sufficient to repay such debt prior to the maturity dates thereof, increasing interest rates, disruptions in the debt markets, economic conditions in the markets in which we own properties, risks of a lessening of demand for the types of real estate owned by us, adverse changes in energy prices, which if sustained, could negatively impact occupancy and rental rates in the markets in which we own properties, including energy-influenced markets such as Dallas, Denver and Houston, any inability to dispose of properties on acceptable terms and any delays in the timing of any such anticipated dispositions, changes in government regulations and regulatory uncertainty, uncertainty about governmental fiscal policy and expenditures that cannot be anticipated such as utility rate and usage increases, delays in construction schedules, unanticipated increases in construction costs, unanticipated repairs, additional staffing, insurance increases and real estate tax valuation reassessments.  FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

			1999 Broadway, Denver, CO

September 30, 2023| Page 2

Company Information

Overview		Snapshot (as of September 30, 2023)

Franklin Street Properties Corp., based in Wakefield, Massachusetts, is focused on infill and central business district (CBD) office properties in the U.S. Sunbelt and Mountain West, as well as select opportunistic markets.  FSP seeks value-oriented investments with an eye towards long-term growth and appreciation, as well as current income.  FSP is a Maryland corporation that operates in a manner intended to qualify as a real estate investment trust (REIT) for federal income tax purposes. FSP’s real estate operations include property acquisitions and dispositions, short-term financing, leasing, development and asset management.

		Corporate Headquarters	Wakefield, MA
		Fiscal Year-End	31-Dec
		Owned & Consolidated Properties	20
		Total Square Feet	6.2 Million
		Trading Symbol	FSP
		Exchange	NYSE American
		Common Shares Outstanding	103,430,353

Our Business		Total Market Capitalization	$0.6 Billion (1)
As of September 30, 2023, the Company owned a portfolio of real estate consisting of 19 owned properties and one consolidated Sponsored REIT. The Company may also pursue, on a selective basis, the sale of its properties in order to take advantage of the value creation and demand for its properties, for geographic, property specific reasons or for other general corporate purposes.		Insider Holdings	6.47%

Management Team

George J. Carter	Jeffrey B. Carter
Chief Executive Officer and	President and Chief Investment
Chairman of the Board	Officer

John G. Demeritt	Scott H. Carter
Executive Vice President, Chief	Executive Vice President, General
Financial Officer and Treasurer	Counsel and Secretary

John F. Donahue	Eriel Anchondo
Executive Vice President	Executive Vice President and Chief Operating Officer	600 17th Street, Denver, CO

Inquiries
Inquiries should be directed to: Georgia Touma
877.686.9496 or InvestorRelations@fspreit.com (1) Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding.

September 30, 2023| Page 3

Summary of Financial Highlights

(in thousands except per share amounts, SF & number of properties)
	30-Sep-23	30-Jun-23	31-Mar-23	31-Dec-22	30-Sep-22
Income Items:
Rental revenue	$36,903	$36,257	$37,767	$40,745	$40,366
Total revenue	36,903	36,266	37,767	41,211	40,836
Net income (loss)	(45,671)	(8,420)	2,406	(2,884)	17,246
Adjusted EBITDA*	13,718	13,178	14,269	16,112	15,250
FFO*	7,509	7,110	8,407	10,463	9,041
AFFO*	1,777	(903)	1,810	(8,681)	(9,735)

Per Share Data:
Earnings (loss) per share	$(0.44)	$(0.08)	$0.02	$(0.03)	$0.17
FFO*	$0.07	$0.07	$0.08	$0.10	$0.09
AFFO*	$0.02	$(0.01)	$0.02	$(0.08)	$(0.09)
Weighted Average Shares (diluted)	103,430	103,330	103,236	103,236	103,236
Closing share price	$1.85	$1.45	$1.57	$2.73	$2.63
Dividend declared	$0.01	$0.01	$0.01	$0.01	$0.01

Balance Sheet Items:
Real estate, net	$921,581	$1,081,959	$1,095,915	$1,103,248	$1,118,983
Other assets, net	230,192	117,350	117,767	138,418	143,087
Total assets, net	1,151,773	1,199,309	1,213,682	1,241,666	1,262,070
Total liabilities, net	440,447	440,215	444,387	472,930	489,509
Shareholders equity	711,326	759,094	769,295	768,736	772,561

Market Capitalization and Debt:
Total Market Capitalization (a)	$586,346	$549,974	$562,080	$694,834	$701,510
Total debt outstanding (excluding unamortized financing costs)	$395,000	$400,000	$400,000	$413,000	$430,000
Debt to Total Market Capitalization	67.4%	72.7%	71.2%	59.4%	61.3%
Net Debt to Adjusted EBITDA ratio*	7.0	7.5	6.8	6.3	6.9

Owned Properties Leasing Statistics (b):
Owned properties assets	19	20	20	21	22
Owned properties total SF	5,992,700	6,056,898	6,049,466	6,239,530	6,433,954
Owned properties % leased	74.8%	75.7%	73.9%	75.6%	75.9%

(a)	Total Market Capitalization is the closing share price multiplied by the number of shares outstanding plus total debt outstanding on that date.
(b)	Excludes one property known as Monument Circle that was consolidated in our financial statements effective January 1, 2023. Please see the note: Consolidation of Sponsored REIT on page 25 for more information.

*	See pages 9 & 10 for reconciliations of Net income or loss to FFO, AFFO and Adjusted EBITDA, respectively, and the Appendix for Non-GAAP Financial Measures Definitions beginning on page 27.

September 30, 2023| Page 4

Condensed Consolidated Income Statements ($ in thousands, except per share amounts)

				For the Nine					For the
	For the Three Months Ended			Months Ended	For the Three Months Ended				Year Ended
	31-Mar-23	30-Jun-23	30-Sep-23	30-Sep-23	31-Mar-22	30-Jun-22	30-Sep-22	31-Dec-22	31-Dec-22

Revenue:
Rental	$37,767	$36,257	$36,903	$110,927	$41,797	$40,831	$40,366	$40,745	$163,739
Related party revenue:
Management fees and interest income from loans	—	—	—	—	460	467	466	462	1,855
Other	—	9	—	9	7	6	4	4	21
Total revenue	37,767	36,266	36,903	110,936	42,264	41,304	40,836	41,211	165,615

Expenses:
Real estate operating expenses	12,690	12,140	12,797	37,627	12,834	12,344	13,369	14,273	52,820
Real estate taxes and insurance	6,973	7,169	7,115	21,257	8,719	9,043	8,951	7,907	34,620
Depreciation and amortization	14,727	14,645	13,408	42,780	15,670	18,186	15,148	14,804	63,808
General and administrative	3,817	3,767	3,265	10,849	3,784	3,981	3,232	2,888	13,885
Interest	5,806	6,084	6,209	18,099	5,366	5,664	6,110	5,668	22,808
Total expenses	44,013	43,805	42,794	130,612	46,373	49,218	46,810	45,540	187,941

Loss on extinguishment of debt	(67)	—	(39)	(106)	—	—	(78)	—	(78)
Gain on consolidation of Sponsored REIT	394	—	—	394	—	—	—	—	—
Impairment and loan loss reserve	—	—	—	—	—	(1,140)	(717)	(2,380)	(4,237)
Gain (loss) on sale of properties and impairment of assets held for sale, net	8,392	(806)	(39,671)	(32,085)	—	—	24,077	3,862	27,939
Income (loss) before taxes on income	2,473	(8,345)	(45,601)	(51,473)	(4,109)	(9,054)	17,308	(2,847)	1,298
Tax expense on income	67	75	70	212	49	56	62	37	204

Net income (loss)	$2,406	$(8,420)	$(45,671)	$(51,685)	$(4,158)	$(9,110)	$17,246	$(2,884)	$1,094

Weighted average number of shares outstanding, basic and diluted	103,236	103,330	103,430	103,333	103,691	103,193	103,236	103,236	103,338

Net income (loss) per share, basic and diluted	$0.02	$(0.08)	$(0.44)	$(0.50)	$(0.04)	$(0.09)	$0.17	$(0.03)	$0.01

September 30, 2023| Page 5

$ in thousands, except per share amounts)
Condensed Consolidated Balance Sheets (in thousands)

	March 31,	June 30,	September 30,	March 31,	June 30,	September 30,	December 31,
	2023	2023	2023	2022	2022	2022	2022
Assets:
Real estate assets:
Land	$130,147	$128,588	$114,298	$146,844	$146,844	$131,556	$126,645
Buildings and improvements	1,367,629	1,362,939	1,183,744	1,465,312	1,477,913	1,397,303	1,388,869
Fixtures and equipment	11,411	11,612	10,377	11,819	12,192	10,656	11,151
	1,509,187	1,503,139	1,308,419	1,623,975	1,636,949	1,539,515	1,526,665
Less accumulated depreciation	413,272	421,180	386,838	436,627	450,792	420,532	423,417
Real estate assets, net	1,095,915	1,081,959	921,581	1,187,348	1,186,157	1,118,983	1,103,248

Acquired real estate leases, net	9,620	8,828	7,447	13,453	12,373	11,177	10,186
Assets held for sale	—	8,860	132,659	—	—	—	—
Cash, cash equivalents and restricted cash	13,110	6,697	13,043	10,983	4,693	8,717	6,632
Tenant rent receivables, net	3,306	1,938	2,854	2,041	2,627	1,309	2,201
Straight-line rent receivable, net	51,703	50,267	43,253	51,309	54,354	50,885	52,739
Prepaid expenses and other assets	6,125	5,648	5,601	7,403	6,863	6,961	6,676
Related party mortgage loan receivable, less allowance for credit loss	—	—	—	24,000	22,860	22,143	19,763
Other assets: derivative asset	—	—	—	—	1,951	4,266	4,358
Office computers and furniture, net of accumulated depreciation	145	127	109	204	187	170	154
Deferred leasing commissions, net	33,758	34,985	25,226	40,379	39,654	37,459	35,709
Total assets	$1,213,682	$1,199,309	$1,151,773	$1,337,120	$1,331,719	$1,262,070	$1,241,666

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$75,000	$75,000	$80,000	$40,000	$55,000	$65,000	$48,000
Term loan payable, net of unamortized financing costs	124,365	124,471	114,610	274,402	274,518	164,692	164,750
Series A & Series B Senior Notes	199,547	199,588	199,629	199,383	199,424	199,465	199,506
Accounts payable and accrued expenses	37,720	32,501	36,857	44,700	39,315	50,371	50,366
Accrued compensation	1,189	2,286	3,179	1,206	2,252	3,159	3,644
Tenant security deposits	5,740	5,666	5,631	5,837	5,819	5,726	5,710
Lease liability	655	550	444	1,061	962	862	759
Other liabilities: derivative liabilities	—	—	—	195	—	—	—
Acquired unfavorable real estate leases, net	171	153	97	450	397	234	195
Total liabilities	444,387	440,215	440,447	567,234	577,687	489,509	472,930

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	—	—	—	—	—	—	—
Common stock	10	10	10	10	10	10	10
Additional paid-in capital	1,334,776	1,335,091	1,335,091	1,334,383	1,334,776	1,334,776	1,334,776
Accumulated other comprehensive (income) loss	3,544	2,480	1,417	(195)	1,951	4,266	4,358
Accumulated distributions in excess of accumulated earnings	(569,035)	(578,487)	(625,192)	(564,312)	(582,705)	(566,491)	(570,408)
Total stockholders’ equity	769,295	759,094	711,326	769,886	754,032	772,561	768,736
Total liabilities and stockholders’ equity	$1,213,682	$1,199,309	$1,151,773	$1,337,120	$1,331,719	$1,262,070	$1,241,666

September 30, 2023| Page 6

Condensed Consolidated Statements of Cash Flows (in thousands)

	Nine Months Ended September 30,

	2023	2022
Cash flows from operating activities:
Net income (loss)	$(51,685)	$3,978
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization expense	44,705	50,472
Amortization of above and below market leases	(39)	(88)
Amortization of other comprehensive income into interest expense	(2,789)	—
Shares issued as compensation	315	394
Loss on extinguishment of debt	106	78
Gain on consolidation of Sponsored REIT	(394)	—
Impairment and loan loss reserve	—	1,857
(Gain) loss on sale of properties and impairment of assets held for sale, net	32,085	(24,077)
Changes in operating assets and liabilities:
Tenant rent receivables	(653)	645
Straight-line rents	427	(4,064)
Lease acquisition costs	(903)	(2,659)
Prepaid expenses and other assets	(644)	(1,670)
Accounts payable and accrued expenses	(2,516)	(6,388)
Accrued compensation	(465)	(1,545)
Tenant security deposits	(79)	(493)
Payment of deferred leasing commissions	(5,926)	(7,086)
Net cash provided by operating activities	11,545	9,354

Cash flows from investing activities:
Property improvements, fixtures and equipment	(26,024)	(38,035)
Consolidation of Sponsored REIT	3,048	—
Proceeds received from sales of properties	37,062	102,007
Net cash provided by investing activities	14,086	63,972

Cash flows from financing activities:
Distributions to stockholders	(3,099)	(52,956)
Stock repurchases	—	(4,843)
Proceeds received from termination of interest rate swap	4,206	—
Borrowings under bank note payable	67,000	80,000
Repayments of bank note payable	(35,000)	(15,000)
Repayment of term loan payable	(50,000)	(110,000)
Deferred financing costs	(2,327)	(2,561)
Net cash used in financing activities	(19,220)	(105,360)
Net increase (decrease) in cash, cash equivalents and restricted cash	6,411	(32,034)
Cash, cash equivalents and restricted cash, beginning of period	6,632	40,751
Cash, cash equivalents and restricted cash, end of period	$13,043	$8,717

September 30, 2023| Page 7

Property Net Operating Income (NOI)* with Same Store Comparison (in thousands)

	Rentable
	Square Feet	Three Months Ended			Nine Months Ended	Three Months Ended			Nine Months Ended	Inc	%
(in thousands)	or RSF	31-Mar-23	30-Jun-23	30-Sep-23	30-Sep-23	31-Mar-22	30-Jun-22	30-Sep-22	30-Sep-22	(Dec)	Change
Region
East	298	$276	$343	$239	$858	$274	$278	$221	$773	$85	11.0%
MidWest	758	2,239	1,718	1,396	5,353	2,478	3,038	2,486	8,002	(2,649)	(33.1)%
South	2,797	7,933	8,128	8,532	24,593	5,817	5,611	5,902	17,330	7,263	41.9%
West	2,140	6,422	6,412	6,505	19,339	8,070	6,609	6,401	21,080	(1,741)	(8.3)%
Property NOI* from Owned Properties	5,993	16,870	16,601	16,672	50,143	16,639	15,536	15,010	47,185	2,958	6.3%
Disposition and Acquisition Properties (a)	213	870	(30)	(68)	772	2,942	3,582	2,658	9,182	(8,410)	(16.0)%
Property NOI*	6,206	$17,740	$16,571	$16,604	$50,915	$19,581	$19,118	$17,668	$56,367	$(5,452)	(9.7)%

Same Store		$16,870	$16,601	$16,672	$50,143	$16,639	$15,536	$15,010	$47,185	$2,958	6.3%

Less Nonrecurring
Items in NOI* (b)		1,292	301	485	2,078	273	1,258	494	2,025	53	0.1%

Comparative
Same Store		$15,578	$16,300	$16,187	$48,065	$16,366	$14,278	$14,516	$45,160	$2,905	6.4%

(a)	We define Disposition and Acquisition Properties as properties that were sold or acquired or consolidated and do not have operating activity for all periods presented.
(b)	Nonrecurring items in NOI include proceeds from bankruptcies, lease termination fees or other significant nonrecurring income or expenses, which may affect comparability.

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 27.

September 30, 2023| Page 8

FFO* & AFFO* Reconciliation (in thousands, except per share amounts)

				Nine Months					Year
	Three Months Ended			Ended	Three Months Ended				Ended
	31-Mar-23	30-Jun-23	30-Sep-23	30-Sep-23	31-Mar-22	30-Jun-22	30-Sep-22	31-Dec-22	31-Dec-22

Net income (loss)	$2,406	$(8,420)	$(45,671)	$(51,685)	$(4,158)	$(9,110)	$17,246	$(2,884)	$1,094
Gain on consolidation of Sponsored REIT	(394)	—		(394)	—	—	—	—	—
Impairment and loan loss reserve	—	—	—	—	—	1,140	717	2,380	4,237
(Gain) on sale of properties and impairment of assets held for sale, net	(8,392)	806	39,671	32,085	—	—	(24,077)	(3,862)	(27,939)
Depreciation & amortization	14,709	14,633	13,400	42,742	15,661	18,141	15,114	14,773	63,689
NAREIT FFO*	8,329	7,019	7,400	22,748	11,503	10,171	9,000	10,407	41,081
Lease Acquisition costs	78	91	109	278	79	86	41	56	262
Funds From Operations (FFO)*	$8,407	$7,110	$7,509	$23,026	$11,582	$10,257	$9,041	$10,463	$41,343

Adjusted Funds From Operations (AFFO)*
Funds From Operations (FFO)*	$8,407	$7,110	$7,509	$23,026	$11,582	$10,257	$9,041	$10,463	$41,343
Loss on extinguishment of debt	67	—	39	106	—	—	78	—	78
Amortization of deferred financing costs	589	672	665	1,926	526	481	461	421	1,889
Shares issued as compensation	—	315	—	315	—	394	—	—	394
Straight-line rent	(331)	653	106	428	(1,216)	(1,688)	(1,160)	(1,831)	(5,895)
Tenant improvements	(3,047)	(4,381)	(3,653)	(11,081)	(1,877)	(5,453)	(6,813)	(7,508)	(21,651)
Leasing commissions	(908)	(3,230)	(1,114)	(5,252)	(3,032)	(1,327)	(2,053)	(1,152)	(7,564)
Non-investment capex	(2,967)	(2,042)	(1,775)	(6,784)	(5,065)	(6,736)	(9,289)	(9,074)	(30,164)
Adjusted Funds From Operations (AFFO)*	$1,810	$(903)	$1,777	$2,684	$918	$(4,072)	$(9,735)	$(8,681)	$(21,570)

Per Share Data:
Earnings (loss) per share	$0.02	$(0.08)	$(0.44)	$(0.50)	$(0.04)	$(0.09)	$0.17	$(0.03)	$0.01
FFO*	0.08	0.07	0.07	0.22	0.11	0.10	0.09	0.10	0.40
AFFO*	0.02	(0.01)	0.02	0.03	0.01	(0.04)	(0.09)	(0.08)	(0.21)

Weighted Average Shares (basic and diluted)	103,236	103,330	103,430	103,333	103,691	103,193	103,236	103,236	103,338

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 27.

September 30, 2023| Page 9

EBITDA* & Adjusted EBITDA* Reconciliation (in thousands, except ratio amounts)

				Nine Months					Year
	Three Months Ended			Ended	Three Months Ended				Ended
	31-Mar-23	30-Jun-23	30-Sep-23	30-Sep-23	31-Mar-22	30-Jun-22	30-Sep-22	31-Dec-22	31-Dec-22

Net income (loss)	$2,406	$(8,420)	$(45,671)	$(51,685)	$(4,158)	$(9,110)	$17,246	$(2,884)	$1,094
Interest expense	5,806	6,084	6,209	18,099	5,366	5,664	6,110	5,668	22,808
Depreciation and amortization	14,709	14,633	13,400	42,742	15,661	18,141	15,114	14,773	63,689
Income taxes	67	75	70	212	49	56	62	37	204
EBITDA*	$22,988	$12,372	(25,992)	$9,368	$16,918	$14,751	$38,532	$17,594	$87,795
Loss on extinguishment of debt	67	—	39	106	—	—	78	—	78
Gain on consolidation of Sponsored REIT	(394)	—	—	(394)	—	—	—	—	—
Impairment and loan loss reserve	—	—	—	—	—	1,140	717	2,380	4,237
(Gain) loss on sale of properties and impairment of assets held for sale, net	(8,392)	806	39,671	32,085	—	—	(24,077)	(3,862)	(27,939)
Adjusted EBITDA*	$14,269	$13,178	$13,718	$41,165	$16,918	$15,891	$15,250	$16,112	$64,171

Interest expense	$5,806	$6,084	$6,209	$18,099	$5,366	$5,664	$6,110	$5,668	$22,808
Scheduled principal payments	—	—	—	—	—	—	—	—	—
Interest and scheduled principal payments	$5,806	$6,084	$6,209	$18,099	$5,366	$5,664	$6,110	$5,668	$22,808

Interest coverage ratio	2.46	2.17	2.21	2.27	3.15	2.81	2.50	2.84	2.81

Debt service coverage ratio	2.46	2.17	2.21	2.27	3.15	2.81	2.50	2.84	2.81

Debt excluding unamortized financing costs	$400,000	$400,000	$395,000		$515,000	$530,000	$430,000	$413,000
Cash, cash equivalents and restricted cash	13,110	6,697	13,043		10,983	4,693	8,717	6,632
Net Debt (Debt less Cash, cash equivalents and restricted cash)	$386,890	$393,303	$381,957		$504,017	$525,307	$421,283	$406,368

Adjusted EBITDA*	$14,269	$13,178	$13,718		$16,918	$15,891	$15,250	$16,112
Annualized	$57,076	$52,712	$54,872		$67,672	$63,564	$61,000	$64,448

Net Debt-to-Adjusted EBITDA ratio*	6.8	7.5	7.0		7.4	8.3	6.9	6.3

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 27.

September 30, 2023| Page 10

Reconciliation of Net Income (Loss) to Property NOI* (in thousands)

				Nine Months					Year
	Three Months Ended			Ended	Three Months Ended				Ended
	31-Mar-23	30-Jun-23	30-Sep-23	30-Sep-23	31-Mar-22	30-Jun-22	30-Sep-22	31-Dec-22	31-Dec-22
Net income (loss)	$2,406	$(8,420)	$(45,671)	$(51,685)	$(4,158)	$(9,110)	$17,246	$(2,884)	$1,094
Add (deduct):
Loss on extinguishment of debt	67	—	39	106	—	—	78	—	78
Gain on consolidation of Sponsored REIT	(394)	—	—	(394)	—	—	—	—	—
Impairment and loan loss reserve	—	—	—	—	—	1,140	717	2,380	4,237
(Gain) loss on sale of properties and impairment of assets held for sale, net	(8,392)	806	39,671	32,085	—	—	(24,077)	(3,862)	(27,939)
Management fee income	(374)	(427)	(460)	(1,261)	(291)	(267)	(274)	(295)	(1,127)
Depreciation and amortization	14,727	14,645	13,409	42,781	15,670	18,185	15,148	14,805	63,808
Amortization of above/below market leases	(18)	(12)	(9)	(39)	(9)	(45)	(34)	(30)	(118)
General and administrative	3,817	3,768	3,265	10,850	3,784	3,981	3,233	2,888	13,886
Interest expense	5,806	6,084	6,209	18,099	5,366	5,664	6,110	5,668	22,808
Interest income	—	—	—	—	(451)	(455)	(461)	(460)	(1,827)
Non-property specific items, net	95	127	151	373	(330)	25	(18)	5	(318)
Property NOI*	$17,740	$16,571	$16,604	$50,915	$19,581	$19,118	$17,668	$18,215	$74,582

*	See Appendix for Non-GAAP Financial Measures Definitions beginning on page 27.

September 30, 2023| Page 11

Debt Summary (in thousands)

		Maximum	Amount	Interest			Interest
	Maturity	Amount	Drawn at	Rate (a)			Rate at	Facility
	Date	of Loan	30-Sep-23	Components			30-Sep-23	Fee

BofA Revolver	1-Oct-24	$150,000	$80,000	SOFR	+	3.00%	8.44%	0.35%
BMO Term Loan Tranche B	1-Oct-24	125,000	115,000	SOFR	+	3.00%	8.43%
Series A Senior Notes	20-Dec-24	116,000	116,000				4.49%
Series B Senior Notes	20-Dec-27	84,000	84,000				4.76%

		$475,000	$395,000				6.49%

●	The table above is a summary of our debt as of September 30, 2023. Additional information on our debt can be found in our Annual Report on Form 10-K for the year ended December 31, 2022, as updated in our Quarterly Reports on Form 10-Q, on file with the U.S. Securities and Exchange Commission.
●	On February 8, 2023, we terminated all remaining interest rate swaps applicable to the BMO Term Loan and, on February 10, 2023, we received an aggregate of approximately $4.3 million as a result of such terminations.
●	On February 10, 2023, we entered into an amendment to the credit agreement evidencing our $165 million BMO Term Loan. On February 10, 2023, as part of the amendment to the BMO Term Loan, we repaid a $40 million portion of the BMO Term Loan, so that $125 million remained outstanding under the BMO Term Loan. On August 10, 2023, we repaid $10 million of this loan, so that $115 million remains outstanding under the BMO Term Loan as of September 30, 2023. On or before April 1, 2024, we are required to repay an additional $15 million of the BMO Term Loan. The amendment, among other items, extended the maturity date from January 31, 2024 to October 1, 2024, changed the interest rate from a number of basis points over LIBOR depending on our credit rating to 300 basis points over SOFR, and made certain changes to conditions and covenants.
●	On February 10, 2023, we entered into an amendment to the credit agreement evidencing our BofA Revolver. The amendment, among other items, extended the maturity date from January 12, 2024 to October 1, 2024, reduced availability from $237.5 million to $150 million, with further reductions to $125 million effective October 1, 2023 and to $100 million effective April 1, 2024, changed the interest rate from a number of basis points over SOFR depending on our credit rating to 300 basis points over SOFR, and made certain changes to conditions and covenants.
●	As of September 30, 2023, the BofA Revolver was subject to a 35 basis point facility fee on the unused portion of the facility.
●	We incurred financing costs, some of which are deferred and amortized into interest expense during the terms of the loans we execute.

(a)	Interest rates exclude amortization of deferred financing costs and facility fees.

September 30, 2023| Page 12

Capital Analysis (in thousands, except per share amounts)

	31-Mar-23	30-Jun-23	30-Sep-23	31-Mar-22	30-Jun-22	30-Sep-22	31-Dec-22
Market Data:
Shares Outstanding	103,236	103,430	103,430	103,152	103,236	103,236	103,236
Closing market price per share	$1.57	$1.45	$1.85	$5.90	$4.17	$2.63	$2.73
Market capitalization	$162,080	$149,974	$191,346	$608,596	$430,494	$271,510	$281,834
Total debt outstanding excluding unamortized financing costs	400,000	400,000	395,000	515,000	530,000	430,000	413,000
Total Market Capitalization	$562,080	$549,974	$586,346	$1,123,596	$960,494	$701,510	$694,834

Dividend Data:
Total dividends declared for the quarter	$1,033	$1,032	$1,034	$9,360	$9,284	$1,032	$1,032
Common dividend declared per share	$0.01	$0.01	$0.01	$0.09	$0.09	$0.01	$0.01
Declared dividend as a % of Net income (loss) per share	43%	(12)%	(2)%	(224)%	(102)%	6%	(36)%
Declared dividend as a % of AFFO* per share	57%	(114)%	58%	1017%	(228)%	(11)%	(12)%

Liquidity:
Cash, cash equivalents and restricted cash	$13,110	$6,697	$13,043	$10,983	$4,693	$8,717	$6,632
Revolver:
Gross potential available under the BofA Revolver	150,000	150,000	150,000	237,500	237,500	237,500	237,500
Less:
Outstanding balance	(75,000)	(75,000)	(80,000)	(40,000)	(55,000)	(65,000)	(48,000)
Total Liquidity	$88,110	$81,697	$83,043	$208,483	$187,193	$181,217	$196,132

*	See page 9 for a reconciliation of Net Income (Loss) to AFFO and the Appendix for Non-GAAP Financial Measures Definitions beginning on page 27.

September 30, 2023| Page 13

Owned & Consolidated Portfolio Overview

	As of the Quarter Ended
	30-Sep-23	30-Jun-23	31-Mar-23	31-Dec-22	30-Sep-22
Total Owned Properties:
Number of properties (a)	19	20	20	21	22
Square feet	5,992,700	6,056,898	6,049,466	6,239,530	6,433,954
Leased percentage	74.8%	75.7%	73.9%	75.6%	75.9%

Consolidated Property - Single Asset REIT (SAR):
Number of properties	1	1	1	—	—
Square feet	213,760	213,760	213,760	—	—
Leased percentage	4.1%	4.1%	4.1%	—	—

Total Owned and Consolidated Properties:
Number of properties	20	21	21	21	22
Square feet	6,206,460	6,270,658	6,263,226	6,239,530	6,433,954
Leased percentage	72.4%	73.3%	71.5%	75.6%	75.9%

(a)	Includes three properties that were classified as assets held for sale as of September 30, 2023.

September 30, 2023| Page 14

Owned & Consolidated Portfolio Overview

				Percent	Wtd Occupied	GAAP					Percent	Wtd Occupied	GAAP
MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)	MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)

East Region							Midwest Region

Richmond, VA							Minneapolis
Innsbrook	Glen Allen	VA	298,183	81.3%	47.8%	$18.69	121 South 8th Street	Minneapolis	MN	298,121	79.6%	82.1%	$25.06
							801 Marquette Ave	Minneapolis	MN	129,691	91.8%	91.8%	24.13
							Plaza Seven	Minneapolis	MN	330,096	59.3%	65.5%	29.58

							Indianapolis, IN
							Monument Circle (c)	Indianapolis	IN	213,760	4.1%	4.1%	31.71

East Region Total			298,183	81.3%	47.8%	$18.69	Midwest Region Total			971,668	57.7%	60.6%	$26.63

(a)	Weighted Occupied Percentage for the nine months ended September 30, 2023.
(b)	Weighted Average GAAP Rent per Occupied Square Foot.
(c)	Consolidated as of January 1, 2023, property held by Single Asset REIT (SAR).

September 30, 2023| Page 15

Owned & Consolidated Portfolio Overview

				Percent	Wtd Occupied	GAAP					Percent	Wtd Occupied	GAAP
MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)	MSA / Property Name	City	State	Square Feet	Leased	Percentage (a)	Rent (b)

South Region							West Region

Dallas-Fort Worth							Denver
Legacy Tennyson Center	Plano	TX	209,461	67.3%	49.0%	$30.25	1999 Broadway	Denver	CO	682,639	57.5%	62.0%	$33.66
One Legacy Circle (c)	Plano	TX	214,110	71.3%	66.8%	38.31	Greenwood Plaza	Englewood	CO	196,236	66.3%	66.3%	29.04
Addison Circle	Addison	TX	289,333	83.0%	83.0%	35.18	1001 17th Street	Denver	CO	648,861	71.1%	70.1%	38.84
Collins Crossing	Richardson	TX	300,887	85.5%	94.9%	26.93	600 17th Street	Denver	CO	612,135	80.8%	78.7%	34.66
Liberty Plaza	Addison	TX	217,841	78.3%	72.2%	24.48
							West Region Total			2,139,871	69.1%	69.6%	$35.16
Houston
Park Ten	Houston	TX	157,609	83.8%	78.0%	28.58	Total Owned & Consolidated Properties			6,206,460	72.4%	69.9%	$31.46
Eldridge Green	Houston	TX	248,399	100.0%	100.0%	27.05
Park Ten Phase II	Houston	TX	156,746	95.0%	95.0%	29.24
Westchase I & II	Houston	TX	629,025	60.7%	58.5%	26.98

Miami-Ft. Lauderdale-West Palm Beach
Blue Lagoon Drive (c)	Miami	FL	213,182	98.5%	81.9%	44.71

Atlanta
Pershing Plaza (c)	Atlanta	GA	160,145	79.8%	79.8%	38.56

South Region Total			2,796,738	79.0%	75.8%	$31.06

(a)	Weighted Occupied Percentage for the nine months ended September 30, 2023.
(b)	Weighted Average GAAP Rent per Occupied Square Foot.
(c)	Properties were classified as assets held for sale as of September 30, 2023.

September 30, 2023| Page 16

Tenants by Industry (Owned and Consolidated Properties by Square Feet)

Medical & Social Services 2%
Other 3%
Communications 3%
Wholesalers 4%
Banking 4%
Manufacturing 4%
Insurance 4%
Architecture & Engineering 5%
General Business Services 6%
Government 7%
Real Estate 8%
Legal Services 9%
Professional Services 10%
Technology 13%
Oil & Gas 18%

September 30, 2023| Page 17

20 Largest Tenants with Annualized Rent and Remaining Term (Owned and Consolidated Properties)

			Remaining	Aggregate			% of Aggregate
	Tenant	Number of	Lease Term	Leased	% of Total	Annualized	Leased
	Name	Leases	in Months	Square Feet	Square Feet	Rent (a)	Annualized Rent

1	CITGO Petroleum Corporation	1	114	248,399	4.0%	$7,064,468	5.1%
2	EOG Resources, Inc.	1	39	169,167	2.7%	6,237,187	4.5%
3	US Government (b)	2	28, 88	168,573	2.7%	6,416,990	4.7%
4	Lennar Homes, LLC	1	162	155,808	2.5%	6,450,451	4.7%
5	Kaiser Foundation Health Plan, Inc.	1	68	120,979	1.9%	4,029,672	2.9%
6	Swift, Currie, McGhee & Hiers, LLP	1	120	101,296	1.6%	4,160,591	3.0%
7	Commonwealth of Virginia (c)	1	126	100,010	1.6%	—	0.0%
8	Deluxe Corporation	1	166	98,922	1.6%	2,990,533	2.2%
9	Ping Identity Corp.	1	33	89,856	1.5%	3,673,313	2.7%
10	Argo Data Resource Corporation	1	83	85,650	1.4%	2,823,024	2.1%
11	Permian Resources Operating, LLC	1	97	67,856	1.1%	2,929,344	2.1%
12	Bread Financial Payments, Inc.	1	33	67,274	1.1%	2,862,509	2.1%
13	PwC US Group (d)	1	10, 64	66,304	1.1%	2,323,323	1.7%
14	Hall and Evans LLC	1	71	65,878	1.0%	2,523,583	1.8%
15	Cyxtera Management, Inc.	1	76	61,826	1.0%	2,404,413	1.8%
16	Precision Drilling (US) Corporation	1	56	59,569	1.0%	2,089,680	1.5%
17	EMC Corporation	1	12	57,100	0.9%	1,727,275	1.3%
18	ID Software, LLC	1	68	57,100	0.9%	1,715,855	1.3%
19	Olin Corporation	1	78	54,080	0.9%	1,711,632	1.2%
20	Unique Vacations, Inc. (e)	1	128	53,119	0.9%	—	0.0%

			Total	1,948,766	31.4%	$64,133,843	46.7%

Footnotes on next page

September 30, 2023| Page 18

20 Largest Tenants with Annualized Rent and Remaining Term (Owned and Consolidated Properties)

Footnotes:

(a) Annualized rent represents the monthly rent charged, including tenant reimbursements, for each lease in effect at September 30, 2023 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(b) Includes 43,573 square feet expiring in 2026. The remaining 125,000 square feet expire in 2031.

(c) Lease commences on December 1, 2023 and rent commences on June 1, 2024.

(d) Includes 11,970 square feet expiring in 2024. The remaining 54,334 square feet expire in 2029.

(e) Rent commences on June 1, 2024.

September 30, 2023| Page 19

Leasing Activity (Owned and Consolidated Properties)

			Year	Year
	Nine Months Ended		Ended	Ended
Leasing Activity	30-Sep-23	30-Sep-22	31-Dec-22	31-Dec-21
(in Square Feet - SF)
New leasing	206,000	217,000	275,000	370,000
Renewals and expansions	365,000	125,000	160,000	665,000
	571,000	342,000	435,000	1,035,000

Other information per SF
(Activity on a year-to-date basis)
GAAP Rents on leasing	$29.35	$33.40	$33.27	30.86
Weighted average lease term	6.3 Years	7.0 Years	6.4 Years	7.7 Years

Increase over average GAAP rents in prior year (a)	7.2%	9.6%	10.6%	2.5%

Average free rent	5 Months	6 Months	6 Months	7 Months
Tenant Improvements	$20.13	$35.60	$31.86	25.89
Leasing Costs	$9.92	$12.83	$11.80	11.45

(a)  The increase or decrease percentage is calculated by comparing average GAAP rents at properties that had leasing activity in the current year to average GAAP rents at the same properties in the prior year.

September 30, 2023| Page 20

Lease Expirations by Square Feet (Owned and Consolidated Properties)

September 30, 2023| Page 21

Lease Expirations with Annualized Rent per Square Foot (SF) (Owned and Consolidated Properties)

			Rentable			Annualized	Percentage
	Number of		Square			Rent	of Total
Year of	Leases		Footage		Annualized	Per Square	Annualized
Lease	Expiring		Subject to		Rent Under	Foot Under	Rent Under
Expiration	Within the		Expiring		Expiring	Expiring	Expiring	Cumulative
December 31,	Year (a)		Leases (e)		Leases (b)	Leases	Leases	Total

2023	12	(c)	89,611		$1,724,843	$19.25	1.2%	1.2%
2024	45		557,694		17,528,474	31.43	12.8%	14.0%
2025	56		442,352		14,874,991	33.63	10.8%	24.8%
2026	45		637,257		22,669,208	35.57	16.5%	41.3%
2027	26		339,790		10,686,806	31.45	7.8%	49.1%
2028	21		248,639		7,935,634	31.92	5.8%	54.9%
2029	24		504,124		14,790,992	29.34	10.8%	65.7%
2030	12		320,144		10,165,302	31.75	7.4%	73.1%
2031	9		269,323		9,845,444	36.56	7.2%	80.3%
2032	1		4,240		57,070	13.46	0.0%	80.3%
2033 and thereafter	53		1,078,642	(d)	27,060,787	25.09	19.7%	100.0%
Leased total	304		4,491,816		$137,339,551	$30.58	100.0%
Owned property vacant SF			1,509,599
Monument Circle vacant SF (e)			205,045
Total Portfolio Square Footage			6,206,460

(a)	The number of leases approximates the number of tenants. Tenants with lease maturities in different years are included in annual totals for each lease. Tenants may have multiple leases in the same year.
(b)	Annualized rent represents the monthly rent charged, including tenant reimbursements, for each lease in effect at September 30, 2023 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.
(c)	Includes 6 leases that are month-to-month.
(d)	Includes 65,266 square feet that are non-revenue producing building amenities.
(e)	Includes one property known as Monument Circle that was consolidated in our financial statements effective January 1, 2023. Please see the note: Consolidation of Sponsored REIT on page 25 for more information.

September 30, 2023| Page 22

Capital Expenditures (Owned and Consolidated Properties)

(in thousands)				Nine Months
	For the Three Months Ended			Ended
	31-Mar-23	30-Jun-23	30-Sep-23	30-Sep-23

Tenant improvements	$3,047	$4,381	$3,653	$11,081
Deferred leasing costs	908	3,230	1,114	5,252
Non-investment capex	2,967	2,042	1,775	6,784
Total Capital Expenditures	$6,922	$9,653	$6,542	$23,117

	For the Three Months Ended				Year Ended
	31-Mar-22	30-Jun-22	30-Sep-22	31-Dec-22	31-Dec-22

Tenant improvements	$1,877	$5,453	$6,813	$7,508	$21,651
Deferred leasing costs	3,032	1,327	2,053	1,152	7,564
Non-investment capex	5,065	6,736	9,289	9,074	30,164
Total Capital Expenditures	$9,974	$13,516	$18,155	$17,734	$59,379

First generation leasing and investment capital was $1.4 million for the nine months ended September 30, 2023 and $9.0 million for the year ended December 31, 2022.

September 30, 2023| Page 23

Disposition Activity (in thousands except for Square Feet)

Recent Dispositions:					Gross Sale	Gain (loss)
	City	State	Square Feet	Date Sold	Proceeds	on Sale
2023
Northwest Point	Elk Grove	IL	177,095	3/10/23	$29,125	$8,391
Forest Park	Charlotte	NC	64,198	8/9/23	9,200	(844)
Liberty Plaza (a)	Addison	TX	n/a	8/23/23	157	53

2022
380 Interlocken	Broomfield	CO	240,359	8/31/22	$42,000	$5,665
390 Interlocken	Broomfield	CO	241,512	8/31/22	60,500	18,412
909 Davis	Evanston	IL	195,098	12/28/22	27,750	3,939

2021
One Ravinia	Atlanta	GA	386,602	5/27/21	$74,879	$29,075
Two Ravinia	Atlanta	GA	411,047	5/27/21	71,771	29
One Overton Park	Atlanta	GA	387,267	5/27/21	72,850	(6,336)
Loudoun Tech Center	Dulles	VA	136,658	6/29/21	17,250	(2,148)
River Crossing	Indianapolis	IN	205,729	8/31/21	35,050	(1,734)
Timberlake	Chesterfield	MO	234,496	9/23/21	44,667	6,184
Timberlake East	Chesterfield	MO	117,036	9/23/21	22,333	4,111
999 Peachtree	Atlanta	GA	621,946	10/22/21	223,900	86,766
Meadow Point	Chantilly	VA	138,537	11/16/21	25,500	1,878
Stonecroft	Chantilly	VA	111,469	11/16/21	14,500	(4,768)

2020
Emperor Boulevard	Durham	NC	259,531	12/23/20	$89,700	$41,928

(a)	Conveyance of approximately 7,826 square feet of land as part of a road revitalization project.

September 30, 2023| Page 24

Loan Portfolio of Secured Real Estate (in thousands)

(dollars in thousands, except footnotes)			Maximum	Amount	Interest
		Maturity	Amount	Outstanding	Rate at
Sponsored REIT	Location	Date	of Loan	30-Sep-23	30-Sep-23

Mortgage loan secured by property
FSP Monument Circle LLC (1)	Indianapolis, IN	30-Sep-24	$24,000	$24,000	7.51%
			$24,000	$24,000

(1)	Includes an origination fee of $164,000 and an exit fee of $38,000 when repaid by the borrower.

On September 26, 2023, the maturity date of this mortgage loan was extended to September 30, 2024. The mortgage loan is secured by the property and has been eliminated in consolidation, which is explained below.

Consolidation of Sponsored REIT

As of January 1, 2023, we consolidated Monument Circle into our financial statements.  On October 29, 2021, we agreed to amend and restate our existing loan to Monument Circle that is secured by a mortgage on real estate owned by Monument Circle, which we refer to as the Sponsored REIT Loan.  The amended and restated Sponsored REIT Loan extended the maturity date from December 6, 2022 to June 30, 2023 (and was further extended to September 30, 2023 on June 26, 2023), increased the aggregate principal amount of the loan from $21 million to $24 million, and included certain other modifications.  On Septebmer 26, 2023, the maturity date was extended to September 30, 2024.  In consideration of our agreement to amend and restate the Sponsored REIT Loan, we obtained from the stockholders of Monument Circle the right to vote their shares in favor of any sale of the property owned by Monument Circle any time on or after January 1, 2023.  As a result of our obtaining this right to vote shares, GAAP variable interest entity (VIE) rules required us to consolidate Monument Circle as of January 1, 2023.  A gain on consolidation of approximately $0.4 million was recognized in the three months ended March 31, 2023.

Additional information about the consolidation of Monument Circle can be found in Note 1, “Organization, Properties, Basis of Presentation, Financial Instruments, and Recent Accounting Standards – Variable Interest Entities (VIEs)” and Note 2, “Related Party Transactions and Investments in Non-Consolidated Entities - Management fees and interest income from loans”, in the Notes to Consolidated Financial Statements included in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2023.

September 30, 2023| Page 25

Net Asset Value Components

(in thousands except per share data)
	As of
	30-Sep-23	Assets:		Other information:
Total Market Capitalization Values		Straight-line rent receivable	$43,253	Leased SF to be FFO producing
Shares outstanding	103,430.4	Assets held for sale	132,659	during 2023 and 2024 (in 000's)	154
Closing price	$1.85	Cash, cash equivalents and restricted cash	13,043
Market capitalization	$191,346	Tenant rent receivables	2,854	Straight-line rental revenue current quarter	$(106)
Debt	395,000	Prepaid expenses	3,618
Total Market Capitalization	$586,346	Office computers and furniture	109
		Other assets:
		Deferred financing costs, net	2,335
	3 Months	Other assets - Right-to-Use Asset	409
	Ended		$198,280
NOI Components	30-Sep-23

Same Store NOI (1)	$16,672
Acquisitions (1) (2)	—	Liabilities:
Property NOI (1)	16,672	Debt (excluding contra for unamortized financing costs)	$395,000	Footnotes to the components
Full quarter adjustment (3)	—	Accounts payable & accrued expenses	40,036	(1) See pages 11 & 30 for definitions and reconciliations.
Stabilized portfolio	$16,672	Tenant security deposits	5,631
		Other liabilities: lease liability	444	(2) Includes NOI from acquisitions not in Same Store.
			$441,111
Financial Statement Reconciliation:				(3) Adjustment to reflect property NOI for a full quarter in the quarter acquired, if necessary.
Rental Revenue	$36,903
Rental operating expenses	(12,797)			(4) HB3 Tax in Texas is classified as an income tax, though we treat it as a real estate tax in Property NOI.
Real estate taxes and insurance	(7,115)
NOI from dispositions & acquisition properties	68			(5) Management & other fees are eliminated in consolidation but included in Property NOI.
Taxes (4)	(70)
Management & other fees (5)	(317)
Property NOI (1)	$16,672

September 30, 2023| Page 26

Appendix: Non-GAAP Financial Measure Definitions

Definition of Funds From Operations (“FFO”)

The Company evaluates performance based on Funds From Operations, which we refer to as FFO, as management believes that FFO represents the most accurate measure of activity and is the basis for distributions paid to equity holders.  The Company defines FFO as net income or loss (computed in accordance with GAAP), excluding gains (or losses) from sales of property, hedge ineffectiveness, acquisition costs of newly acquired properties that are not capitalized and lease acquisition costs that are not capitalized plus depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges on mortgage loans, properties or investments in non-consolidated REITs, and after adjustments to exclude equity in income or losses from, and, to include the proportionate share of FFO from, non-consolidated REITs.

FFO should not be considered as an alternative to net income or loss (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.

Other real estate companies and the National Association of Real Estate Investment Trusts, or NAREIT, may define this term in a different manner. We have included the NAREIT FFO definition as of May 17, 2016 in the table on page 9 and note that other REITs may not define FFO in accordance with the current NAREIT definition or may interpret the current NAREIT definition differently than we do.

We believe that in order to facilitate a clear understanding of the results of the Company, FFO should be examined in connection with net income or loss and cash flows from operating, investing and financing activities in the consolidated financial statements.

September 30, 2023| Page 27

Appendix: Non-GAAP Financial Measure Definitions

Definition of Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)
and Adjusted EBITDA

EBITDA is defined as net income or loss plus interest expense, income tax expense and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA excluding hedge ineffectiveness, gains or losses on extinguishment of debt, gains and losses on sales of properties or shares of equity investments or provisions for losses on assets held for sale or equity investments.  EBITDA and Adjusted EBITDA are not intended to represent cash flow for the period, are not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and are not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA and Adjusted EBITDA are presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA or Adjusted EBITDA the same way, this presentation may not be comparable to similarly titled measures of other companies. The Company believes that net income or loss is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA and Adjusted EBITDA.

Definition of Property Net Operating Income (Property NOI)

The Company provides property performance based on Net Operating Income, which we refer to as NOI. Management believes that investors are interested in this information. NOI is a non-GAAP financial measure that the Company defines as net income or loss (the most directly comparable GAAP financial measure) plus general and administrative expenses, depreciation and amortization, including amortization of acquired above and below market lease intangibles and impairment charges, interest expense, less equity in earnings of nonconsolidated REITs, interest income, management fee income, hedge ineffectiveness, gains or losses on extinguishment of debt, gains or losses on the sale of assets and excludes non-property specific income and expenses.  The information presented includes footnotes and the data is shown by region with properties owned in the periods presented, which we call Same Store. The comparative Same Store results include properties held for all periods presented.  We also exclude properties that have been acquired, consolidated or placed in service, but that do not have operating activity for all periods presented, dispositions and significant nonrecurring income such as bankruptcy settlements and lease termination fees.  NOI, as defined by the Company, may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income or loss as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

September 30, 2023| Page 28

Appendix: Non-GAAP Financial Measure Definitions

Definition of Adjusted Funds From Operations (AFFO)

The Company also evaluates performance based on Adjusted Funds From Operations, which we refer to as AFFO.  The Company defines AFFO as (1) FFO, (2) excluding loss on extinguishment of debt that is non-cash, (3) excluding our proportionate share of FFO and including distributions received, from non-consolidated REITs, (4) excluding the effect of straight-line rent, (5) plus the amortization of deferred financing costs, (6) plus the value of shares issued as compensation and (7) less recurring capital expenditures that are generally for maintenance of properties, which we call non-investment capex or are second generation capital expenditures.  Second generation costs include re-tenanting space after a tenant vacates, which include tenant improvements and leasing commissions.

We exclude development/redevelopment activities, capital expenditures planned at acquisition and costs to reposition a property. We also exclude first generation leasing costs, which are generally to fill vacant space in properties we acquire or were planned for at acquisition.

AFFO should not be considered as an alternative to net income or loss (determined in accordance with GAAP), nor as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs.  Other real estate companies may define this term in a different manner.  We believe that in order to facilitate a clear understanding of the results of the Company, AFFO should be examined in connection with net income or loss and cash flows from operating, investing and financing activities in the consolidated financial statements.

September 30, 2023| Page 29

Investor Relations Contact

Georgia Touma ~ 877.686.9496

InvestorRelations@fspreit.com

Franklin Street Properties Corp.

Supplemental Operating & Financial Data

401 Edgewater Place ~Wakefield, MA 01880

781.557.1300 ~ www.fspreit.com

September 30, 2023| Page 30